Exhibit 99.1
For Immediate Release
Local.com Appoints New Chief Financial Officer
IRVINE, CA, February 24, 2009 — Local.com Corporation (NASDAQ: LOCM), a leading local search site and network, today announced the appointment of Brenda Agius as its new chief financial officer, effective immediately. Agius replaces Doug Norman, who is leaving the company to pursue other opportunities.
“We are pleased to welcome Brenda to Local.com’s management team. She brings broad financial knowledge and industry specific experience in the publicly traded global online advertising sector, M&A and corporate financing,” said Heath Clarke, Local.com chairman and CEO. “She has a solid reputation among the financial community and a deep understanding of Local’s business model. We are confident that Brenda will drive value to the bottom line for our shareholders. I would also like to express my appreciation to Doug for his contribution to the company over the past six years, and wish him the best in his future endeavors.”
Agius has over 15 years of corporate financial management experience and has held several senior executive positions in a number of publicly traded and privately held global technology companies, including Miva, Neighborhood America, and Slingpage, Inc. Agius was instrumental in aggressively advancing the Findwhat.com/Miva organization by fostering organic growth and facilitating strategic acquisitions. Agius holds a Bachelors of Science degree from Long Island University — C.W. Post and she received the designation of Certified Public Accountant from the State of New York.
“I feel fortunate to be joining Local.com — it is an exciting time for the company,” said Brenda Agius. “The company is well positioned to take advantage of strategic accretive target opportunities, while it promotes organic traffic growth to the company’s core site. I believe that 2009 will be Local.com’s inflection year and I am looking forward to leveraging my experience and knowledge to help strengthen Local.com’s financial and market position.”
About Local.com®
Local.com (NASDAQ: LOCM) is the largest local search network in the United States. The company uses patented technologies to provide over 19 million consumers each month with the most relevant search results for local businesses, products and services on Local.com and over 700 regional media sites. Businesses can target ready-to-purchase consumers using a variety of advertising products. To advertise, visit http://corporate.local.com/advertisewithus or call 1-888-857-6722. For more information visit: www.local.com or http://corporate.local.com/.
Forward Looking Statements
All statements other than statements of historical fact included in this document regarding our anticipated financial position, business strategy and plans and objectives of our management for future operations, are forward-looking statements. When used in this report, words such as ‘anticipate,’ ‘believe,’ ‘estimate,’ ‘plans,’ ‘expect,’ ‘intend’ and similar expressions and phrases, such as “expected to be accretive immediately”, as they relate to Local.com or our management, identify forward-looking statements. Any forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, our ability to monetize the Local.com domain, incorporate our local-search technologies, market the Local.com domain as a destination for consumers seeking local-search results, grow our business by enhancing our local-search services, successfully expand and implement our outsourced, direct subscription advertising sales efforts, increase the number of businesses that purchase our subscription advertising products, expand our Advertiser and Distribution Networks, expand internationally, integrate and effectively utilize our acquisitions’ technologies, develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. Unless otherwise stated, all site traffic and usage statistics are from third-party service providers engaged by the company.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
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Media Contact:
Cameron Triebwasser
Local.com
949-789-5223
ctriebwasser@local.com
Investor Relations Contact:
Deirdre Skolfield, CFA
Local.com
949-789-5228
dskolfield@local.com